UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

________________

SCHEDULE 14A

________________

(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for the use of the Commission only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

NEWHOLD INVESTMENT CORP. II

(Name of Registrant as Specified in its Charter)

_________________________________________________________________

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

NEWHOLD INVESTMENT CORP. II
12141 WICKCHESTER LANE, SUITE 325
HOUSTON, TEXAS 77079

November 29, 2022

Dear Stockholder:

On behalf of the Board of Directors of NewHold Investment Corp. II (the “Company,” “NHIC” or “we”), I invite you to attend our Special Meeting of Stockholders (the “Special Meeting”). We hope you can join us. The Special Meeting will be held at 10:00 a.m. Eastern Time on December 20, 2022. NHIC will be holding the Special Meeting as a virtual meeting via the following information:

NewHold Investment Corp. II Virtual Shareholder Meeting Information:

Meeting Date: Tuesday, December 20, 2022

Meeting Time: 10:00 a.m.

Special Meeting-meeting webpage (information, webcast, telephone access and replay): https://www.cstproxy.com/nhicspacii/2022

Telephone access (listen-only):

Within the U.S. and Canada: 1 800-450-7155 (toll-free)

Outside of the U.S. and Canada: +1 857-999-9155 (standard rates apply)

Conference ID: 9067813#

The Notice of Special Meeting of Stockholders, the Proxy Statement and the proxy card accompany this letter are also available at https://www.cstproxy.com/nhicspacii/2022. We are first mailing these materials to our stockholders on or about November 29, 2022.

As discussed in the enclosed Proxy Statement, the purpose of the Special Meeting is to consider and vote upon the following proposals:

(i)     Proposal 1 — At the discretion of NHIC’s board of directors, a proposal to amend (the “Extension Amendment”) the Company’s amended and restated certificate of incorporation (the “Charter”) to extend the date by which NHIC has to file a proxy statement, registration statement or similar filing for an initial business combination from April 25, 2023 (the “Original Termination Date”) to June 25, 2023 (the “Extended Date”);

(ii)    Proposal 2 — At the discretion of NHIC’s board of directors, a proposal to amend the Charter to change the date by which the Company must consummate an initial business combination, from the Original Termination Date to December 28, 2022 (the “Shortened Date”) in order to permit the Company to liquidate and wind up early (the “Termination Amendment”);

(iii)   Proposal 3 — A proposal to amend (the “Trust Amendment”) the Investment Management Trust Agreement, dated October 20, 2021 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”), to allow the Company to extend the date on which the Trustee must liquidate the trust account established by the Company in connection with the IPO if the Company has not filed a proxy statement, registration statement or similar filing for an initial business combination from the Original Termination Date to the Extended Date (the “Trust Amendment Proposal”); and

(iv)   Proposal 4 — A proposal to direct the chairman of the special meeting to adjourn the Special Meeting to a later date or dates (the “Adjournment”), if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are not sufficient votes to approve the foregoing proposal.

NHIC’s board of directors will effect the Extension Amendment only if no less than $5,000,001 remains in Company’s Trust Account (the “Trust Account”) after redemptions and if it believes that NHIC can file a proxy statement, registration statement or similar filing for an initial business combination by the Extended Date. If NHIC’s board of directors does not believe that NHIC can file a proxy statement, registration statement or similar filing for an initial business combination by the Extended Date, or if less than $5,000,001 remains in the Trust Account after redemptions, NHIC’s board of directors expects to file the Termination Amendment to terminate NHIC’s existence prior to December 31, 2022 to avoid the excise tax issue described in more detail below.

If NHIC is unable to complete an initial business combination by the Original Termination Date, or October 25, 2023(the “Automatic Extension Date”) if NHIC has filed a proxy statement, registration statement or similar filing for an initial business combination but has not completed the initial business combination by the Original Termination Date, NHIC will redeem 100% of the public shares for cash, subject to applicable law and certain conditions described in NHIC’s IPO prospectus.

The purpose of the Extension Amendment and the Trust Amendment is to allow NHIC more time to complete its initial business combination. While we are currently in discussions with respect to a business combination, NHIC’s board of directors currently believes that there will not be sufficient time before April 25, 2023 to file a proxy statement, registration statement or similar filing for an initial business combination (the “Combination Period”). Accordingly, NHIC’s board of directors believes that the Extension is necessary in order to be able to consummate an initial business combination. Therefore, NHIC’s board of directors has determined that it is in the best interests of our stockholders to extend the Combination Period to the Extended Date in order to provide our stockholders with the opportunity to participate in the prospective investment. In the event that we enter into a definitive agreement for an initial business combination prior to the Special Meeting, we will issue a press release and file a Current Report on Form 8-K with the United States Securities and Exchange Commission announcing the proposed business combination. The Automatic Exension Date will remain unchanged.

NHIC’s board of directors believes that if NHIC liquidates in 2023, NHIC may be subject to a 1% excise tax (the “1% Excise Tax”) on stock repurchases under the Inflation Reduction Act of 2022 (“IR Act”). Liquidation in 2022 would not incur the 1% Excise Tax. NHIC is not, however, permitted by the Charter to return the funds in the Trust Account to the NHIC public stockholders by way of liquidating the Trust Account until after the Original Termination Date, and the NHIC public stockholders may only exercise their redemption rights in connection with a stockholder vote on a proposed business combination or upon the approval of an amendment to any provision of the Charter relating to the rights of holders of Class A Common Stock. The purpose of the Termination Amendment Proposal is to change the Original Termination Date to the Shortened Date such that, in the event that NHIC’s board of directors determines that it is appropriate to do so, the board dissolve NHIC prior to December 31, 2022 to avoid any liability that might be associated with the excise tax under the IR Act. NHIC also plans to voluntarily delist the Class A Common Stock from Nasdaq as soon as practicable after completion of the liquidation and dissolution, subject to the rules of Nasdaq and the Charter.

The purpose of the Adjournment Proposal is to allow the Company to adjourn the special meeting to a later date or dates if we determine that additional time is necessary to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Extension Amendment Proposal, the Termination Amendment Proposal, and the Trust Amendment Proposal.

Each of the Extension Amendment, the Termination Amendment, the Trust Amendment and the Adjournment Proposal are more fully described in the accompanying Proxy Statement.

You are not being asked to vote on any business combination at this time. If the Extension Amendment is implemented and you do not elect to redeem your public shares now, you will retain the right to vote on any business combination that is submitted to stockholders and the right to redeem your public shares into a pro rata portion of the Company’s trust account (the “Trust Account”) in the event a business combination is approved and completed or the Company has not filed a proxy statement, registration statement or similar filing for an initial business combination by the Extended Date.

In connection with the Extension Amendment, public stockholders may elect (the “Election”) to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to NHIC to pay franchise and income taxes and to fund working capital requirements, divided by the number of then outstanding public shares, regardless of whether such public stockholders vote “FOR” or “AGAINST” the Extension Amendment and the Adjournment, and an Election can also be made by public stockholders who do not vote, or do not instruct their broker or bank how to vote, at the Special Meeting. Public stockholders may make an Election regardless of whether such public stockholders were holders as of the record date. If the Extension Amendment is approved by the requisite vote of stockholders, the remaining holders of public shares will retain their right to redeem their public shares when a business combination is submitted to the stockholders, subject to any limitations set forth in our Charter, as amended by the Extension Amendment. Each redemption of shares by our public stockholders will decrease the amount in our Trust Account, which held approximately $198,564,101.87 of marketable securities as of November 25, 2022. In addition, public stockholders who do not make the Election would be entitled to have their shares redeemed for cash if NHIC has not filed a proxy statement, registration statement or similar filing for an initial business combination by the Extended Date. NewHold Industrial Technology Holdings LLC II, NHIC’s sponsor (the “Sponsor”), our officers and directors hold the right to vote an aggregate of 3,112,374 shares of our common stock, which we refer to as the “Founder Shares”, that were issued prior to our initial public offering (“IPO”).

To exercise your redemption rights, you must tender your shares to the Company’s transfer agent at least two business days prior to the Special Meeting (or December 16, 2022). You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

The Company estimates that the per share price at which the public shares may be redeemed from cash held in the Trust Account will be approximately $10.18 at the time of the Special Meeting, based on the Trust Account balance of $198,564,101.87 as of November 25, 2022. The closing price of the Company’s Class A common stock on The Nasdaq Global Market on November 25, 2022 was $10.09. Accordingly, if the market price were to remain the same until the date of the Special Meeting, exercising redemption rights would result in a public stockholder receiving approximately $0.09 more per share than if such stockholder sold the public shares in the open market. The Company cannot assure public stockholders that they will be able to sell their public shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

If the Extension Amendment, the Termination Amendment, and the Trust Amendment proposals are not approved or effected and we do not file a proxy statement, registration statement or similar filing for an initial business combination by April 25, 2023, as contemplated by our IPO prospectus and in accordance with our Charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest not previously released to us (net of taxes payable), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no distribution from the Trust Account with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the Sponsor, our officers and directors and our other initial stockholders will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares.

Subject to the foregoing, the affirmative vote of at least a majority of the Company’s outstanding common stock, including the Founder Shares, will be required to approve the Extension Amendment and the Termination Amendment proposals. Approval of the Trust Amendment will require the affirmative vote of holders of 65% of the Company’s outstanding common stock, incuding the Founder Shares. The approval of the Extension Amendment is essential to the implementation of our board’s plan to extend the date by which we must consummate our initial business combination. Therefore, our board will abandon and not implement the Extension Amendment unless our stockholders approve the Extension Amendment. Notwithstanding stockholder approval of the Extension Amendment, the Trust Amendment and/or the Termination Amendment, our board will retain the right to abandon and not implement the Extension Amendment, the Trust Amendment or the Termination Amendment at any time without any further action by our stockholders.

Our board has fixed the close of business on November 23, 2022 as the date for determining the Company stockholders entitled to receive notice of and vote at the Special Meeting and any adjournment thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the Special Meeting or any adjournment thereof.

After careful consideration of all relevant factors, the board of directors has determined that each of the proposals are advisable and recommends that you vote or give instruction to vote “FOR” such proposals.

Enclosed is the Proxy Statement containing detailed information concerning the Extension Amendment and the Special Meeting. Whether or not you plan to attend the Special Meeting, we urge you to read this material carefully and vote your shares.

Sincerely,
/s/ Kevin Charlton
Kevin Charlton
Chief Executive Officer
November 29, 2022

NEWHOLD INVESTMENT CORP. II
12141 WICKCHESTER LANE, SUITE 325
HOUSTON, TEXAS 77079

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 20, 2022

November 29, 2022

To the Stockholders of NewHold Investment Corp. II.:

NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders (the “Special Meeting”) of NewHold Investment Corp. II (“NHIC”), a Delaware corporation, will be held on December 20, 2022, at 10:00 a.m. Eastern Time. The Company will be holding the Special Meeting as a virtual meeting via the following information:

NewHold Investment Corp. II Virtual Shareholder Meeting Information:

Meeting Date: Tuesday, December 20, 2022

Meeting Time: 10:00 a.m.

Special Meeting-meeting webpage (information, webcast, telephone access and replay):

Telephone access (listen-only):

Within the U.S. and Canada: 1 800-450-7155 (toll-free)

Outside of the U.S. and Canada: +1 857-999-9155 (standard rates apply)

Conference ID: 9067813#

The purpose of the Special Meeting will be to consider and vote upon the following proposals:

(i)     Proposal 1 — At the discretion of NHIC’s board of directors, a proposal to amend (the “Extension Amendment”) the Company’s amended and restated certificate of incorporation (the “Charter”), to extend the date by which NHIC has to file a proxy statement, registration statement or similar filing for an initial business combination from April 25, 2023 (the “Original Termination Date”) to June 25, 2023 (the “Extended Date”);

(ii)    Proposal 2 — At the discretion of NHIC’s board of directors, a proposal to amend the Charter to change the date by which the Company must consummate an initial business combination, from Original Termination Date to December 28, 2022 (the “Shortened Date”) in order to permit the Company to liquidate and wind up early (the “Termination Amendment”);

(iii)   Proposal 3 — A proposal to amend (the “Trust Amendment”) the Investment Management Trust Agreement, dated October 20, 2021 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”), to allow the Company to extend the date on which the Trustee must liquidate the trust account established by the Company in connection with the IPO if the Company has not filed a proxy statement, registration statement or similar filing for an initial business combination from the Original Termination Date to the Extended Date (the “Trust Amendment Proposal”); and

(iv)   Proposal 4 — A proposal to direct the chairman of the special meeting to adjourn the Special Meeting to a later date or dates (the “Adjournment”), if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are not sufficient votes to approve the foregoing proposal; and

(iv)   To act on such other matters as may properly come before the Special Meeting or any adjournment or adjournments thereof.

NHIC’s board of directors will effect the Extension Amendment only if no less than $5,000,001 remains in Company’s Trust Account (the “Trust Account”) after redemptions and if it believes that NHIC can file a proxy statement, registration statement or similar filing for an initial business combination by the Extended Date. If NHIC’s board of directors does not believe that NHIC can file a proxy statement, registration statement or similar filing for an initial business combination by the Extended Date, or if less than $5,000,001 remains in the Trust Account after redemptions, NHIC’s board of directors expects to file the Termination Amendment to terminate NHIC’s existence prior to December 31, 2022 to avoid the excise tax issue described in more detail below.

If NHIC is unable to complete an initial business combination by the Original Termination Date, or October 25, 2023 (the “Automatic Extension Date”) if NHIC has filed a proxy statement, registration statement or similar filing for an initial business combination but has not completed the initial business combination by the Original Termination Date, NHIC will redeem 100% of the public shares for cash, subject to applicable law and certain conditions described in NHIC’s IPO prospectus.

The purpose of the Extension Amendment and the Trust Amendment is to allow NHIC more time to complete its initial business combination. While we are currently in discussions with respect to a business combination, NHIC’s board of directors currently believes that there will not be sufficient time before April 25, 2023 to file a proxy statement, registration statement or similar filing for an initial business combination (the “Combination Period”). Accordingly, NHIC’s board of directors believes that the Extension is necessary in order to be able to consummate an initial business combination. Therefore, NHIC’s board of directors has determined that it is in the best interests of our stockholders to extend the Combination Period to the Extended Date in order to provide our stockholders with the opportunity to participate in the prospective investment. In the event that we enter into a definitive agreement for an initial business combination prior to the Special Meeting, we will issue a press release and file a Current Report on Form 8-K with the United States Securities and Exchange Commission announcing the proposed business combination. The Automatic Exension Date will remain unchanged.

NHIC’s board of directors believes that if NHIC liquidates in 2023, NHIC may be subject to a 1% excise tax (the “1% Excise Tax”) on stock repurchases under the Inflation Reduction Act of 2022 (“IR Act”). Liquidation in 2022 would not incur the 1% Excise Tax. NHIC is not, however, permitted by the Charter to return the funds in the Trust Account to the NHIC public stockholders by way of liquidating the Trust Account until after the Original Termination Date, and the NHIC public stockholders may only exercise their redemption rights in connection with a stockholder vote on a proposed business combination or upon the approval of an amendment to any provision of the Charter relating to the rights of holders of Class A Common Stock. The purpose of the Termination Amendment Proposal is to change the Original Termination Date to the Shortened Date such that, in the event that NHIC’s board of directors determines that it is appropriate to do so, the board dissolve NHIC prior to December 31, 2022 to avoid any liability that might be associated with the excise tax under the IR Act. NHIC also plans to voluntarily delist the Class A Common Stock from Nasdaq as soon as practicable after completion of the liquidation and dissolution, subject to the rules of Nasdaq and the Charter.

The purpose of the Adjournment Proposal is to allow the Company to adjourn the special meeting to a later date or dates if we determine that additional time is necessary to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Extension Amendment Proposal, the Termination Amendment Proposal, and the Trust Amendment Proposal.

The Board of Directors has fixed the close of business on November 23, 2022 as the record date for the Special Meeting and only holders of shares of record at that time will be entitled to notice of and to vote at the Special Meeting or any adjournment or adjournments thereof.

By Order of the Board of Directors
/s/ Kevin Charlton
Kevin Charlton Chief Executive Officer

Houston, Texas

November 29, 2022

IMPORTANT

IF YOU CANNOT PERSONALLY ATTEND THE SPECIAL MEETING, IT IS REQUESTED THAT YOU INDICATE YOUR VOTE ON THE ISSUES INCLUDED ON THE ENCLOSED PROXY AND DATE, SIGN AND MAIL IT IN THE ENCLOSED SELF-ADDRESSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES OF AMERICA.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 20, 2022. THIS PROXY STATEMENT TO THE STOCKHOLDERS WILL BE AVAILABLE AT https://www.cstproxy.com/nhicspacii/2022.

NEWHOLD INVESTMENT CORP. II
12141 WICKCHESTER LANE, SUITE 325
HOUSTON, TEXAS 77079

PRELIMINARY PROXY STATEMENT
FOR
SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD DECEMBER 20, 2022
FIRST MAILED ON OR ABOUT NOVEMBER 29, 2022

Date, Time and Place of the Special Meeting

The enclosed proxy is solicited by the Board of Directors (the “Board”) of NewHold Investment Corp. II (“the Company,” “NHIC” or “we”), a Delaware corporation, in connection with the Special Meeting of Stockholders to be held on December 20, 2022 at 10:00 a.m. Eastern time for the purposes set forth in the accompanying Notice of Meeting. NHIC will be holding the Special Meeting, and any adjournments thereof, as a virtual meeting via the following information:

Meeting Date: Tuesday, December 20, 2022

Meeting Time: 10:00 a.m.

Special Meeting-meeting webpage (information, webcast, telephone access and replay): https://www.cstproxy.com/nhicspacii/2022

Telephone access (listen-only):

Within the U.S. and Canada: 1 800-450-7155 (toll-free)

Outside of the U.S. and Canada: +1 857-999-9155 (standard rates apply)

Conference ID: 9067813#

The principal executive office of the Company is 12141 Wickchester Lane, Suite 325, Houston, Texas 77079, and its telephone number, including area code, is (212) 653-0153.

Forward Looking Statements

This Proxy Statement contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, or the Exchange Act. The statements contained in this Proxy Statement that are not purely historical are forward-looking statements. Our forward-looking statements include, but are not limited to, statements regarding our or our management’s expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipates,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements in this proxy statement may include, for example, statements about our:

•        ability to complete our initial business combination;

•        success in retaining or recruiting, or changes required in, our officers, key employees or directors following our initial business combination;

•        officers and directors allocating their time to other businesses and potentially having conflicts of interest with our business or in approving our initial business combination, as a result of which they would then receive expense reimbursements;

•        potential ability to obtain additional financing to complete our initial business combination;

•        pool of prospective target businesses;

•        the ability of our officers and directors to generate a number of potential investment opportunities;

•        potential change in control if we acquire one or more target businesses for stock;

•        the potential liquidity and trading of our securities;

•        the lack of a market for our securities;

•        use of proceeds not held in the Company’s trust account (the “Trust Account”) or available to us from interest income on the trust account balance; or

•        financial performance following our initial public offering.

The forward-looking statements contained in this proxy statement are based on our current expectations and beliefs concerning future developments and their potential effects on us. There can be no assurance that future developments affecting us will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws and/or if and when management knows or has a reasonable basis on which to conclude that previously disclosed projections are no longer reasonably attainable.

Purpose of the Special Meeting

(i)     Proposal 1 — At the discretion of NHIC’s board of directors, a proposal to amend (the “Extension Amendment”) the Company’s amended and restated certificate of incorporation (the “Charter”), to extend the date by which NHIC has to file a proxy statement, registration statement or similar filing for an initial business combination (the “Extension”) from April 25, 2023 (the “Original Termination Date”) to June 25, 2023 (the “Extended Date”);

(ii)    Proposal 2 — At the discretion of NHIC’s board of directors, a proposal to amend the Charter to change the date by which the Company must consummate an initial business combination, from Original Termination Date to December 28, 2022 (the “Shortened Date”) in order to permit the Company to liquidate and wind up early (the “Termination Amendment”);

(iii)   Proposal 3 — A proposal to amend (the “Trust Amendment”) the Investment Management Trust Agreement, dated October 20, 2021 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”), to allow the Company to extend the date on which the Trustee must liquidate the trust account established by the Company in connection with the IPO if the Company has not filed a proxy statement, registration statement or similar filing for an initial business combination from the Original Termination Date to the Extended Date (the “Trust Amendment Proposal”); and

(iv)   Proposal 4 — A proposal to direct the chairman of the special meeting to adjourn the Special Meeting to a later date or dates (the “Adjournment”), if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are not sufficient votes to approve the foregoing proposal; and

(v)    To act on such other matters as may properly come before the Special Meeting or any adjournment or adjournments thereof.

NHIC’s board of directors will effect the Extension Amendment only if no less than $5,000,001 remains in Company’s Trust Account (the “Trust Account”) after redemptions and if it believes that NHIC can file a proxy statement, registration statement or similar filing for an initial business combination by the Extended Date. If NHIC’s board of directors does not believe that NHIC can file a proxy statement, registration statement or similar filing for an initial business combination by the Extended Date, or if less than $5,000,001 remains in the Trust Account after redemptions, NHIC’s board of directors expects to file the Termination Amendment to terminate NHIC’s existence prior to December 31, 2022 to avoid the excise tax issue described in more detail below.

You are not being asked to vote on any business combination at this time. If the Extension Amendment is implemented and you do not elect to redeem your public shares now, you will retain the right to vote on any business combination that is submitted to stockholders and the right to redeem your public shares into a pro rata portion of the Trust Account in the event a business combination is approved and completed or the Company has not filed a proxy statement, registration statement or similar filing for an initial business combination by the Extended Date.

In connection with the Extension Amendment, public stockholders may elect (the “Election”) to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to NHIC to pay franchise and income taxes and to fund working capital requirements, divided by the number of then outstanding public shares, regardless of whether such public stockholders vote “FOR” or “AGAINST” the Extension Amendment and the Adjournment, and an Election can also be made by public stockholders who do not vote, or do not instruct their broker or bank how to vote, at the Special Meeting. Public stockholders may make an Election regardless of whether such public stockholders were holders as of the record date. If the Extension Amendment is approved by the requisite vote of stockholders, the remaining holders of public shares will retain their right to redeem their public shares when a business combination is submitted to the stockholders, subject to any limitations set forth in our Charter, as amended by the Extension Amendment. Each redemption of shares by our public stockholders will decrease the amount in our Trust Account, which held approximately $198,564,101.87 of marketable securities as of November 25, 2022. In addition, public stockholders who do not make the Election would be entitled to have their shares redeemed for cash if NHIC has not filed a proxy statement, registration statement or similar filing for an initial business combination by the Extended Date. The Company’s sponsor, NewHold Industrial Technology Holdings LLC II (the “Sponsor”), our officers and directors, hold the right to vote an aggregate of 3,112,374 shares of common stock, which we refer to as the “Founder Shares”, that were issued prior to our initial public offering (“IPO”).

To exercise your redemption rights, you must tender your shares to the Company’s transfer agent at least two business days prior to the Special Meeting (or December 16, 2022). You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

The Company estimates that the per share price at which the public shares may be redeemed from cash held in the Trust Account will be approximately $10.18 at the time of the Special Meeting, based on the Trust Account balance of $198,564,101.87 as of November 25, 2022. The closing price of the Company’s Class A common stock on The Nasdaq Global Market on November 25, 2022 was $10.09. Accordingly, if the market price were to remain the same until the date of the Special Meeting, exercising redemption rights would result in a public stockholder receiving approximately $0.09 more per share than if such stockholder sold the public shares in the open market. The Company cannot assure public stockholders that they will be able to sell their public shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

If the Extension Amendment, the Termination Amendment, and the Trust Amendment proposals are not approved or effected and we do not file a proxy statement, registration statement or similar filing for an initial business combination by April 25, 2023, as contemplated by our IPO prospectus and in accordance with our Charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including any interest not previously released to us (net of taxes payable), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no distribution from the Trust Account with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the Sponsor, our officers and directors and our other initial stockholders will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares.

Subject to the foregoing, the affirmative vote of at least a majority of the Company’s outstanding common stock, including the Founder Shares, will be required to approve the Extension Amendment and the Termination Amendment proposals. Approval of the Trust Amendment will require the affirmative vote of holders of 65% of the Company’s outstanding common stock, incuding the Founder Shares. The approval of the Extension Amendment is essential to the implementation of our board’s plan to extend the date by which we must consummate our initial business combination. Therefore, our board will abandon and not implement the Extension Amendment unless our stockholders approve the Extension Amendment. Notwithstanding stockholder approval of the Extension Amendment, our board will retain the right to abandon and not implement the Extension Amendment at any time without any further action by our stockholders.

Our board has fixed the close of business on November 23, 2022 as the date for determining the Company stockholders entitled to receive notice of and vote at the Special Meeting and any adjournment thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the Special Meeting or any adjournment thereof.

After careful consideration of all relevant factors, the board of directors has determined that each of the proposals are advisable and recommends that you vote or give instruction to vote “FOR” such proposals.

Voting Rights and Revocation of Proxies

The record date with respect to this solicitation is the close of business on November 23, 2022 (the “Record Date”) and only stockholders of record at that time will be entitled to vote at the Special Meeting and any adjournment or adjournments thereof.

The shares of the Company’s common stock (“Common Stock”) represented by all validly executed proxies received in time to be taken to the Special Meeting and not previously revoked will be voted at the meeting. This proxy may be revoked by the stockholder at any time prior to its being voted by filing with the Secretary of the Company either a notice of revocation or a duly executed proxy bearing a later date. We intend to release this Proxy Statement and the enclosed proxy card to our stockholders on or about November 29, 2022.

Dissenters’ Right of Appraisal

Holders of shares of our Common Stock do not have appraisal rights under Delaware law or under the governing documents of the Company in connection with this solicitation.

Outstanding Shares and Quorum

The number of outstanding shares of Common Stock entitled to vote at the Special Meeting is 24,362,500. Each share of Common Stock is entitled to one vote. The presence in person or by proxy at the Special Meeting of the holders of 12,181,251 shares, or a majority of the shares of capital stock issued and outstanding and entitled to vote, represented in person or by proxy, shall constitute a quorum. There is no cumulative voting. Shares that abstain or for which the authority to vote is withheld on certain matters (so-called “broker non-votes”) will be treated as present for quorum purposes on all matters.

Broker Non-Votes

Holders of shares of our Common Stock that are held in street name must instruct their bank or brokerage firm that holds their shares how to vote their shares. If a stockholder does not give instructions to his or her bank or brokerage firm, it will nevertheless be entitled to vote the shares with respect to “routine” items, but it will not be permitted to vote the shares with respect to “non-routine” items. In the case of a non-routine item, such shares will be considered “broker non-votes” on that proposal.

Proposal 1 (Extension Amendment) is a matter that we believe will be considered “non-routine.”

Proposal 2 (Terrmination Amendment) is a matter that we believe will be considered “non-routine.”

Proposal 3 (Trust Amendment) is a matter that we believe will be considered “non-routine.”

Proposal 4 (Adjournment) is a matter that we believe will be considered “routine.”

Banks or brokerages cannot use discretionary authority to vote shares on Proposals 1, 2 or 3 if they have not received instructions from their clients. Please submit your vote instruction form so your vote is counted.

Required Votes for Each Proposal to Pass

Assuming the presence of a quorum at the Special Meeting:

Proposal	Vote Required	Broker Discretionary Vote Allowed
Extension Amendment	Majority of outstanding shares	No
Termination Amendment	Majority of outstanding shares	No
Trust Amendment	65% of outstanding sshares	No
Adjournment	Majority of the outstanding shares represented by virtual attendance or by proxy and entitled to vote thereon at the Special Meeting	Yes

Abstentions will count as a vote against each of the proposals.

Interests of the Company’s Directors and Officers

When you consider the recommendation of our board, you should keep in mind that the Sponsor, officers and directors have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things:

•        unless NHIC consummates an initial business combination, NHIC’s officers, directors and the Sponsor will not receive reimbursement for any out-of-pocket expenses incurred by them to the extent that such expenses exceed the amount of funds available outside the Trust Account;

•        with certain limited exceptions, the Founder Shares will not be transferred, assigned, sold or released from escrow until the earlier of one year after the date of the consummation of our initial business combination and the date the closing price of our common stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations and recapitalizations) for any 20 trading days within any 30-trading day period commencing at least 150 days after our initial business combination or earlier in either case if, subsequent to our initial business combination, we complete a liquidation, merger, stock exchange or other similar transaction which results in all of our stockholders having the right to exchange their shares of common stock for cash, securities or other property;

•        the Sponsor will benefit from the completion of a business combination and may be incentivized to complete an acquisition of a less favorable target company or on terms less favorable to public stockholders rather than liquidate;

•        the fact that Sponsor paid an aggregate of $25,000 (or approximately $0.005 per share) for the Founders Shares, as compared to the purchase price of $10.00 per public unit sold in the IPO. The Sponsor and its affiliates own an aggregate of 3,112,374 Founder Shares. The Founder Shares had an aggregate market value of approximately $31,403,853.70 based on the last sale price for the Company’s public shares of $10.09 on the NASDAQ on November 25, 2022. Our Sponsor and its affiliates could make a substantial profit after the initial business combination even if public investors experience substantial losses. Further, the Founder Shares have no redemption rights upon NHIC’s liquidation and will be worthless if no business combination is effected; and

•        the fact that the Sponsor currently holds 6,070,254 private warrants which were purchased at a price of $1.00 per warrant, or an aggregate of $6,070,254 and which have no redemption rights upon NHIC’s liquidation and will be worthless if no business combination is effected; and

•        the fact that Sponsor has agreed not to redeem any of the Founder Shares in connection with a stockholder vote to approve a proposed initial business combination.

Additionally, if the Extension Amendment proposal is approved and the Extension is implemented, and the Company consummates an initial business combination, the officers and directors may have additional interests that would be described in the proxy statement for such transaction.

We may not be able to complete an initial business combination with a U.S. target company if such initial business combination is subject to U.S. foreign investment regulations and review by a U.S. government entity such as the Committee on Foreign Investment in the United States (CFIUS), or ultimately prohibited.

NewHold Industrial Technology Holdings LLC II, our sponsor, is controlled by NewHold Enterprises LLC, a Delaware limited liability company. Investment and voting decisions for NewHold Enterprises LLC are made by its principals, including Charlie Baynes-Reid, a citizen of the United Kingdom. We therefore may be considered a “foreign person” under the regulations administered by CFIUS and may continue to be considered as such in the future for so long as our sponsor has the ability to exercise control over us for purposes of CFIUS’s regulations. As such, an initial business combination with a U.S. business may be subject to CFIUS review, the scope of which was expanded by the Foreign Investment Risk Review Modernization Act of 2018 (“FIRRMA”), to include certain non-passive, non-controlling investments in sensitive U.S. businesses and certain acquisitions of real estate even with no underlying U.S. business. FIRRMA, and subsequent implementing regulations that are now in force, also subjects certain categories of investments to mandatory filings. If our potential initial business combination with a U.S.business falls within CFIUS’s jurisdiction, we may determine that we are required to make a mandatory filing or that we will submit a voluntary notice to CFIUS, or to proceed with the initial business combination without notifying CFIUS and risk CFIUS intervention, before or after closing the initial business combination. CFIUS may decide to block or delay our initial business combination, impose conditions to mitigate national security concerns with respect to such initial business combination or order us to divest all or a portion of a U.S. business of the combined company without first obtaining CFIUS clearance, which may limit the attractiveness of or prevent us from pursuing certain initial business combination opportunities that we believe would otherwise be beneficial to us and our shareholders. As a result, the pool of potential targets with which we could complete an initial business combination may be limited and we may be adversely affected in terms of competing with other special purpose acquisition companies which do not have similar foreign ownership issues.

Moreover, the process of government review, whether by the CFIUS or otherwise, could be lengthy and we have limited time to complete our initial business combination. If we file a proxy statement, registration statement or similar filing for an initial business combination by April 25, 2023 (or by June 25, 2023 if the Extension Amendment Proposal is approved) but are unable to complete a business combination by October 25, 2023 because the review process drags on beyond such timeframe or because our initial business combination is ultimately prohibited by CFIUS or another U.S. government entity, we may be required to liquidate. If we liquidate, our public stockholders may only receive an amount per share that will be determined by when we liquidate, and our warrants will expire worthless. This will also cause you to lose the investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.

Voting Procedures

Each share of our common stock that you own in your name entitles you to one vote on each of the proposals for the Special Meeting. Your proxy card shows the number of shares of our common stock that you own.

•        You can vote your shares in advance of the Special Meeting by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. If you hold your shares in “street name” through a broker, bank or other nominee, you will need to follow the instructions provided to you by your broker, bank or other nominee to ensure that your shares are represented and voted at the Special Meeting. If you vote by proxy card, your “proxy,” whose name is listed on the proxy card, will vote your shares as you instruct on the proxy card. If you sign and return the proxy card but do not give instructions on how to vote your shares, your shares of our common stock will be voted as recommended by our board of directors. Our board of directors recommends voting “FOR” the Extension Amendment, the Termination Amendment, the Trust Amendment and the Adjournment Proposals.

•        You can attend the Special Meeting and vote telephonically even if you have previously voted by submitting a proxy. However, if your shares of common stock are held in the name of your broker, bank or other nominee, you must get a proxy from the broker, bank or other nominee. That is the only way we can be sure that the broker, bank or nominee has not already voted your shares of common stock.

Solicitation of Proxies

Your proxy is being solicited by our board on the proposals being presented to stockholders at the Special Meeting. The Company has agreed to pay Morrow Sodali LLC its customary fee and out-of-pocket expenses. The Company will reimburse Morrow Sodali LLC for reasonable out-of-pocket expenses and will indemnify Morrow Sodali LLC and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. You may contact Morrow Sodali LLC at:

Morrow Sodali LLC
333 Ludlow Street, 5th Floor, South Tower
Stamford, CT 06902
Tel: (800) 662-5200 (toll-free) or
(203) 658-9400 (banks and brokers can call collect)
Email: NHIC.info@investor.morrowsodali.com

The cost of preparing, assembling, printing and mailing this Proxy Statement and the accompanying form of proxy, and the cost of soliciting proxies relating to the Special Meeting, will be borne by NHIC.

Some banks and brokers have customers who beneficially own common stock listed of record in the names of nominees. We intend to request banks and brokers to solicit such customers and will reimburse them for their reasonable out-of-pocket expenses for such solicitations. If any additional solicitation of the holders of our outstanding common stock is deemed necessary, we (through our directors and officers) anticipate making such solicitation directly.

Delivery of Proxy Materials to Households

Only one copy of this Proxy Statement will be delivered to an address where two or more stockholders reside with the same last name or whom otherwise reasonably appear to be members of the same family based on the stockholders’ prior express or implied consent.

We will deliver promptly upon written or oral request a separate copy of this Proxy Statement. If you share an address with at least one other stockholder, currently receive one copy of our Proxy Statement at your residence, and would like to receive a separate copy of our Proxy Statement for future stockholder meetings of the Company, please specify such request in writing and send such written request to NewHold Investment Corp. II, c/o NewHold Enterprises, LLC, 52 Vanderbilt Avenue, Suite 2005, New York, New York 10017, Attn: Charlie Baynes-Reid, or call the Company promptly at (212) 653-0153.

If you share an address with at least one other stockholder and currently receive multiple copies of our Proxy Statement, and you would like to receive a single copy of our Proxy Statement, please specify such request in writing and send such written request to NewHold Investment Corp. II, c/o NewHold Enterprises, LLC, 52 Vanderbilt Avenue, Suite 2005, New York, New York 10017, Attn: Charlie Baynes-Reid.

Conversion Rights

Pursuant to our currently existing charter, any holders of our public shares may demand that such shares be converted for a pro rata share of the aggregate amount on deposit in the Trust Account, less taxes payable, calculated as of two business days prior to the Special Meeting. Public stockholders may seek to have their shares redeemed regardless of whether they vote for or against the proposals and whether or not they are holders of our common stock as of the Record Date. If you properly exercise your conversion rights, your shares will cease to be outstanding and will represent only the right to receive a pro rata share of the aggregate amount on deposit in the Trust Account which holds the proceeds of our IPO (calculated as of two business days prior to the Special Meeting). For illustrative purposes, based on funds in the Trust Account of approximately $198,564,101.87 on November 25, 2022, the estimated per share conversion price would have been approximately $10.18.

In order to exercise your conversion rights, you must:

•        submit a request in writing prior to 5:00 p.m., Eastern time on December 16, 2022 (two business days before the Special Meeting) that we convert your public shares for cash to Continental Stock Transfer & Trust Company, our transfer agent, at the following address:

Continental Stock Transfer & Trust Company
1 State Street, 30th Floor
New York, NY 10004
Attn: Mark Zimkind
E-mail: mzinkind@continentalstock.com

and

•        deliver your public shares either physically or electronically through The Depository Trust Company to our transfer agent at least two business days before the Special Meeting. Stockholders seeking to exercise their conversion rights and opting to deliver physical certificates should allot sufficient time to obtain physical certificates from the transfer agent and time to effect delivery. It is our understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. However, we do not have any control over this process and it may take longer than two weeks. Stockholders who hold their shares in street name will have to coordinate with their broker, bank or other nominee to have the shares certificated or delivered electronically. If you do not submit a written request and deliver your public shares as described above, your shares will not be redeemed.

Any demand for conversion, once made, may be withdrawn at any time until the deadline for exercising conversion requests (and submitting shares to the transfer agent) and thereafter, with our consent. If you delivered your shares for conversion to our transfer agent and decide within the required timeframe not to exercise your conversion rights, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the phone number or address listed above.

Prior to exercising conversion rights, stockholders should verify the market price of our common stock, as they may receive higher proceeds from the sale of their common stock in the public market than from exercising their conversion rights if the market price per share is higher than the conversion price. We cannot assure you that you will be able to sell your shares of our common stock in the open market, even if the market price per share is higher than the conversion price stated above, as there may not be sufficient liquidity in our common stock when you wish to sell your shares.

If you exercise your conversion rights, your shares of our common stock will cease to be outstanding immediately prior to the Special Meeting (assuming the Extension Amendment is approved) and will only represent the right to receive a pro rata share of the aggregate amount on deposit in the Trust Account. You will no longer own those shares and will have no right to participate in, or have any interest in, the future growth of the Company, if any. You will be entitled to receive cash for these shares only if you properly and timely request conversion.

If the Extension Amendment is not approved and we do not file a proxy statement, registration statement or similar filing for an initial business combination by April 25, 2023, we will be required to dissolve and liquidate our Trust Account by returning the then remaining funds in such account to the public stockholders and our rights to purchase common stock will expire worthless.

Holders of outstanding units must separate the underlying public shares and public rights prior to exercising conversion rights with respect to the public shares.

If you hold units registered in your own name, you must deliver the certificate for such units to Continental Stock Transfer & Trust Company with written instructions to separate such units into public shares and public rights. This must be completed far enough in advance to permit the mailing of the public share certificates back to you so that you may then exercise your conversion rights with respect to the public shares upon the separation of the public shares from the units.

If a broker, dealer, commercial bank, trust company or other nominee holds your units, you must instruct such nominee to separate your units. Your nominee must send written instructions by facsimile to Continental Stock Transfer & Trust Company. Such written instructions must include the number of units to be split and the nominee holding such units. Your nominee must also initiate electronically, using DTC’s deposit withdrawal at custodian (DWAC) system, a withdrawal of the relevant units and a deposit of an equal number of public shares and public rights. This must be completed far enough in advance to permit your nominee to exercise your conversion rights with respect to the public shares upon the separation of the public shares from the units. While this is typically done electronically the same business day, you should allow at least one full business day to accomplish the separation. If you fail to cause your public shares to be separated in a timely manner, you will likely not be able to exercise your conversion rights.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our voting securities by (i) each person who is known by us to be the beneficial owner of more than 5% of our issued and outstanding common stock, (ii) each of our officers and directors, and (iii) all of our officers and directors as a group as of the Record Date. The percentages below are based on 19,490,000 shares of Class A common stock and 4,872,500 shares of Class B common stock issued and outstanding, including shares of common stock underlying the Company’s units. The following table does not reflect record of beneficial ownership of the rights included in the units or the private rights issued pursuant to the Company’s initial public offering as these rights are not convertible until consummation of the Company’s initial business combination.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Approximate Percentage of Outstanding Common Stock
Directors and Officers(1)(2)
Kevin Charlton(3)	2,297,374	10.54%
Charles Goldman(3)	2,297,374	10.54%
Charlie Baynes-Reid(3)	2,297,374	10.54%
Adam Deutsch	2,052,374	9.95%
Samy Hammad	67,500	*
Thomas J. Sullivan	50,000	*
Kathleen Harris	40,000	*
Brian Mathis	35,000	*
Neil Glat	35,000	*
Suzy Taherian	32,500	*
Alicia Moy	32,500	*
Mark Cirilli	32,500	*

All directors and executive officers as a group (11 individuals)	3,112,374	13.77%
Greater than 5% Holders
NewHold Industrial Technology Holdings LLC II(3)	2,052,374	9.53%
UBS O’Connor LLC(4)	1,732,500	7.11%
Magnetar Financial LLC(5)	1,732,500	8.89%
Polar Asset Management Partners Inc.(6)	1,732,500	8.89%
Radcliffe Capital Management, L.P.(7)	1,179,201	6.05%
Highbridge Capital Management, LLC(8)	1,732,296	8.89%
Kepos Capital LP(9)	1,732,500	8.90%
Sandia Investment Management L.P.(10)	1,732,500	8.90%
Periscope Capital Inc.(11)	1,061,000	5.44%
RiverNorth Capital Management, LLC(12)	1,732,500	8.89%

____________

*        Less than one percent.

(1)      Unless otherwise noted, the business address of each of the following entities or individuals is 12141 Wickchester Lane, Suite 325, Houston, TX 77079.

(2)      These shares represent the founder shares held by our directors and officers.

(3)      Based on a Schedule 13G filed on February 14, 2022. NewHold Industrial Technology Holdings LLC II, our sponsor, is controlled by NewHold Enterprises. Investment and voting decisions for NewHold Enterprises are made by Kevin Charlton, Charles Goldman, Charlie Baynes-Reid and Adam Deutsch. Shares beneficially owned by each of Kevin Charlton, Charles Goldman, Charlie Baynes-Reid and Adam Deutsch include the shares owned by the Sponsor. Each of Kevin Charlton, Charles Goldman, Charlie Baynes-Reid and Adam Deutsch disclaims any pecuniary interest in such shares except to the extent of their beneficial interest in NewHold Enterprises. The address of the holder is 12141 Wickchester Lane, Suite 325, Houston, TX, 77079.

(4)      Based on a Schedule 13G filed on February 14, 2022. The address of the holder is One North Wacker Drive, 31st Floor, Chicago, Illinois 60606.

(5)      Based on a Schedule 13G filed on February 4, 2022. The address of the holder is 1603 Orrington Avenue, 13th Floor, Evanston, Illinois 60201.

(6)      Based on a Schedule 13G filed on February 10, 2022. The address of the holder is 16 York Street, Suite 2900, Toronto, ON, Canada M5J 0E6.

(7)      Based on a Schedule 13G/A filed on February 14, 2022. The address of the holder is 50 Monument Road, Suite 300, Bala Cynwyd, PA 19004.

(8)      Based on a Schedule 13G/A filed on February 9, 2022. The address of the holder is 277 Park Avenue, 23rd Floor, New York, New York 10172.

(9)      Based on a Schedule 13G filed on February 4, 2022. The address of the holder is 11 Times Square, 35th Floor, New York, New York 10036.

(10)    Based on a Schedule 13G filed on February 4, 2022. The address of the holder is 201 Washington Street, Boston, MA 02108.

(11)    Based on a Schedule 13G filed on February 14, 2022. The address of the holder is 333 Bay Street, Suite 1240, Toronto, Ontario, Canada M5H 2R2.

(12)    Based on a Schedule 13G filed on February 15, 2022. The address of the holder 325 N. LaSalle Street, Ste. 645, Chicago, Illinois 60654.

Our initial stockholders (including the anchor investors) beneficially own 20% of the issued and outstanding shares of our common stock (not including any units purchased in our IPO). Because of this ownership block, our initial stockholders may be able to effectively influence the outcome of all matters requiring approval by our stockholders.

PROPOSAL 1: THE EXTENSION AMENDMENT

This is a proposal to amend (the “Extension Amendment”) NHIC’s amended and restated certificate of incorporation (the “Charter”), to extend the date by which NHIC has to file a proxy statement, registration statement or similar filing for an initial business combination from April 25, 2023 to June 25, 2023 (the “Extended Date”). All stockholders are encouraged to read the proposed Extension Amendment in its entirety for a more complete description of its terms. A copy of the proposed Extension Amendment is attached hereto as Annex A.

NHIC’s board of directors will effect the Extension Amendment only if no less than $5,000,001 remains in Company’s Trust Account (the “Trust Account”) after redemptions and if it believes that NHIC can file a proxy statement, registration statement or similar filing for an initial business combination by the Extended Date. If NHIC’s board of directors does not believe that NHIC can file a proxy statement, registration statement or similar filing for an initial business combination by the Extended Date, or if less than $5,000,001 remains in the Trust Account after redemptions, NHIC’s board of directors expects to file the Termination Amendment to terminate NHIC’s existence prior to December 31, 2022 to avoid the excise tax issue described in more detail below.

If NHIC is unable to complete an initial business combination by the Original Termination Date, or October 25, 2023(the “Automatic Extension Date”) if NHIC has filed a proxy statement, registration statement or similar filing for an initial business combination but has not completed the initial business combination by the Original Termination Date, NHIC will redeem 100% of the public shares for cash, subject to applicable law and certain conditions described in NHIC’s IPO prospectus.

The purpose of the Extension Amendment is to allow NHIC more time to complete its initial business combination. While we are currently in discussions with respect to a business combination, NHIC’s board of directors currently believes that there will not be sufficient time before April 25, 2023 to file a proxy statement, registration statement or similar filing for an initial business combination (the “Combination Period”). Accordingly, NHIC’s board of directors believes that the Extension is necessary in order to be able to consummate an initial business combination. Therefore, NHIC’s board of directors has determined that it is in the best interests of our stockholders to extend the Combination Period to the Extended Date in order to provide our stockholders with the opportunity to participate in the prospective investment. In the event that we enter into a definitive agreement for an initial business combination prior to the Special Meeting, we will issue a press release and file a Current Report on Form 8-K with the United States Securities and Exchange Commission announcing the proposed business combination. The Automatic Exension Date will remain unchanged.

As of the date hereof, substantially all of the assets held in the Trust Account are held in money market funds, which primarily invest in U.S. Treasury Bills. There is uncertainty under the Investment Company Act of 1940 (the “Investment Company Act”) whether certain special purpose acquisition companies, or “SPACs,” with trust account assets held in securities, that do not consummate an initial business combination within 24 months after the effective date the SPAC’s IPO registration statement, would fall within the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act. NHIC’s IPO registration statement became effective on October 20, 2021. Due to this uncertainty, NHIC intends to convert all of the assets held in the Trust Account into cash prior to October 25, 2023 to ensure that NHIC does not fall within the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act.

Required Vote

Subject to the foregoing, the affirmative vote of at least a majority of the Company’s outstanding common stock, including the Founder Shares, will be required to approve the Extension Amendment proposal. The approval of the Extension Amendment is essential to the implementation of our board’s plan to extend the date by which we must consummate our initial business combination. Therefore, our board will abandon and not implement the Extension Amendment unless our stockholders approve the Extension Amendment. Notwithstanding stockholder approval of the Extension Amendment, our board will retain the right to abandon and not implement the Extension Amendment at any time without any further action by our stockholders.

Abstentions will be considered present for the purposes of establishing a quorum and, as a matter of Delaware law, will constitute votes “AGAINST” the approval of the Extension Amendment Proposal at the Special Meeting.

Our board has fixed the close of business on November 23, 2022 as the date for determining the Company stockholders entitled to receive notice of and vote at the Special Meeting and any adjournment thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the Special Meeting or any adjournment thereof.

You are not being asked to vote on any business combination at this time. If the Extension Amendment is implemented and you do not elect to redeem your public shares now, you will retain the right to vote on any business combination that is submitted to stockholders and the right to redeem your public shares into a pro rata portion of the Trust Account in the event a business combination is approved and completed or the Company has not filed a proxy statement, registration statement or similar filing for an initial business combination by the Extended Date.

Recommendation

The Company’s board of directors recommends that you vote “FOR” the Extension Amendment proposal.

PROPOSAL 2: THE TERMINATION AMENDMENT

Overview

This is a proposal to amend the Charter to change the date by which the Company must consummate an initial business combination, from Original Termination Date to December 28, 2022 (the “Shortened Date”) in order to permit the Company to liquidate and wind up early (the “Termination Amendment”). A copy of the proposed Termination Amendment is attached hereto as Annex B.

Reasons for the Termination Amendment Proposal

NHIC is a blank check company formed for the purpose of effecting a merger, stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses or entities. After the closing of the IPO in October 2021, and consistent with NHIC’s business purpose, NHIC’s board of directors and NHIC’s management commenced an active search for potential business combination targets. However, NHIC has not yet entered into a definitive agreement with a potential target company.

The recently adopted Inflation Reduction Act of 2022 (“IR Act”), among other things, imposes a 1% excise tax on the fair market value of certain repurchases (including certain redemptions) of stock by publicly traded domestic (i.e., U.S.) corporations occurring in 2023 and beyond. The amount of the excise tax is generally 1% of the fair market value of the shares of stock repurchased at the time of the repurchase, with certain exceptions. The U.S. Department of Treasury has been given authority to provide regulations and other guidance to carry out, and prevent the abuse or avoidance of, the excise tax; however, no guidance has been issued to date. Absent such guidance, because NHIC is a Delaware corporation and its securities are trading on Nasdaq, NHIC may be subject to the excise tax with respect to any redemptions of its Public Shares after 2022 that are treated as repurchases for this purpose. NHIC’s board of dircetors believes that there is a risk that redemptions of NHIC Public Shares in connection with a liquidation of NHIC would be subject to the excise tax if they were to occur in 2023. In addition, it is uncertain whether, and/or to what extent, the excise tax could apply to any redemptions of NHIC’s Public Shares in connection with the consummation of an initial business combination in 2023 if NHIC were able to consummate an initial business combination by the Original Termination Date, or October 25, 2023 if NHIC has filed a proxy statement, registration statement or similar filing for an initial business combination but has not completed the initial business combination by the Original Termination Date. The excise tax is imposed on the repurchasing corporation itself, not the stockholders from which stock is repurchased.

The Charter currently provides that NHIC has until the Original Termination Date to complete its initial business combination, or October 25, 2023 if NHIC has filed a proxy statement, registration statement or similar filing for an initial business combination but has not completed the initial business combination by the Original Termination Date, and, if NHIC does not complete an initial business combination by the Original Termination Date, or October 25, 2023 if NHIC has filed a proxy statement, registration statement or similar filing for an initial business combination but has not completed the initial business combination by the Original Termination Date, it will (i) cease all operations, except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to NHIC to pay its franchise and income taxes, up to $250,000 annually for working capital expenses, and up to $100,000 for dissolution expenses, divided by the number of then outstanding Public Shares, which redemption will completely extinguish the rights the NHIC public stockholders as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption dissolve and liquidate, subject in each case to the Company’s obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

NHIC board of directors believes that the current provisions of the Charter above were included to protect NHIC’s stockholders from having to sustain their investment for an unreasonably long period if NHIC were unable to find a suitable initial business combination target in the timeframe contemplated by the Charter. However, NHIC is not permitted by the Charter to return the funds in the Trust Account to the NHIC public stockholders by way of liquidating the Trust Account until after the Original Termination Date, and the NHIC public stockholders may only exercise their redemption rights in connection with a stockholder vote on a proposed business combination or upon the approval of an amendment to any provision of the Charter relating to the rights of holders of Class A Common Stock.

The purpose of the Termination Amendment Proposal is to change the Original Termination Date to the Shortened Date such that, in the event that NHIC’s board of directors determines that it is appropriate to do so, the board may dissolve NHIC prior to December 31, 2022 to avoid any liability that might be associated with the excise tax under the IR Act. NHIC also plans to voluntarily delist the Class A Common Stock from Nasdaq as soon as practicable after completion of the liquidation and dissolution, subject to the rules of Nasdaq and the Charter.

After careful consideration of all relevant factors, including, but not limited to, the time value of money, existing market conditions, the possible imposition of the 1% Excise Tax under the IR Act on redemptions by NHIC of Public Shares in 2023, and if the board of directors determines that NHIC is unlikely to complete an initial business combination before the Original Termination Date, NHIC’s board of directors has determined that the Termination Amendment would be in the best interests of NHIC and its stockholders and recommends that you vote or give instruction to vote “FOR” the Termination Amendment Proposal.

Required Vote

Subject to the foregoing, the affirmative vote of at least a majority of the Company’s outstanding common stock, including the Founder Shares, will be required to approve the Termination Amendment proposal. The approval of the Termination Amendment is a condition for the implementation of our board’s plan to, at its discretion, terminate prior to 2023 to avoid the excise tax under the IR Act if the Extension Amendment is not approved or the board of directors elects not to effect the Extenstion Amendment. Notwithstanding stockholder approval of the Termination Amendment, our board will retain the right to abandon and not implement the Termination Amendment at any time without any further action by our stockholders.

Abstentions will be considered present for the purposes of establishing a quorum and, as a matter of Delaware law, will constitute votes “AGAINST” the approval of the Termination Amendment Proposal at the Special Meeting.

Our board has fixed the close of business on November 23, 2022 as the date for determining the Company stockholders entitled to receive notice of and vote at the Special Meeting and any adjournment thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the Special Meeting or any adjournment thereof.

You are not being asked to vote on any business combination at this time.

Recommendation

The Company’s board of directors recommends that you vote “FOR” the Termination Amendment proposal.

PROPOSAL 3: THE TRUST AMENDMENT PROPOSAL

Overview

The Company entered into the Trust Agreement in connection with the IPO and a potential business combination. The Trust Amendment would amend the Trust Agreement to authorize the Extension as contemplated by the Extension Amendment Proposal. A copy of the proposed Trust Amendment is attached hereto as Annex C.

Reasons for the Proposal

The purpose of the Trust Amendment Proposal is to authorize the Extension under the Trust Agreement, as the Extension is not contemplated under the Trust Agreement’s current terms.

We believe that given the Company’s expenditure of time, effort and money on pursuing an initial business combination, circumstances warrant providing public stockholders an opportunity to consider a business combination. For the Company to implement the Extension, the Trust Agreement must be amended to authorize the Extension.

Vote Required for Approval

The affirmative vote by holders of 65% of the Company’s outstanding Class A common stock and Class B common stock, voting together as a single class, is required to approve the Trust Amendment. Notwithstanding stockholder approval of the Trust Amendment, our board will retain the right to abandon and not implement the Trust Amendment at any time without any further action by our stockholders.

Abstentions will be considered present for the purposes of establishing a quorum and, as a matter of Delaware law, will constitute votes “AGAINST” the approval of the Termination Amendment Proposal at the Special Meeting.

Our board has fixed the close of business on November 23, 2022 as the date for determining the Company stockholders entitled to receive notice of and vote at the Special Meeting and any adjournment thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the Special Meeting or any adjournment thereof.

You are not being asked to vote on any business combination at this time.

Recommendation

The Company’s board of directors recommends that you vote “FOR” the Termination Amendment proposal.

PROPOSAL 4: THE ADJOURNMENT PROPOSAL

The adjournment proposal, if adopted, will request the chairman of the Special Meeting (who has agreed to act accordingly) to adjourn the Special Meeting to a later date or dates to permit further solicitation of proxies. The adjournment proposal will only be presented to our stockholders in the event, based on the tabulated votes, there are not sufficient votes at the time of the Special Meeting to approve the other proposal in this proxy statement. If the adjournment proposal is not approved by our stockholders, the chairman of the meeting will not exercise his ability to adjourn the Special Meeting to a later date (which he would otherwise have under the chairman) in the event, based on the tabulated votes, there are not sufficient votes at the time of the Special Meeting to approve the other proposal.

Required Vote

If a majority of the shares of common stock present in person or by proxy and voting on the matter at the Special Meeting vote for the adjournment proposal, the chairman of the Special Meeting will exercise his or her power to adjourn the meeting as set out above.

Recommendation

The Company’s board of directors recommends that you vote “FOR” the adjournment proposal.

WHERE YOU CAN FIND MORE INFORMATION

The Company files annual, quarterly and current reports, proxy statements and other information with the SEC. The SEC maintains an Internet web site that contains reports, proxy and information statements, and other information regarding issuers, including us, that file electronically with the SEC. The public can obtain any documents that we file electronically with the SEC at www.sec.gov.

This Proxy Statement describes the material elements of exhibits and other information attached as annexes to this Proxy Statement. Information and statements contained in this Proxy Statement are qualified in all respects by reference to the copies of the documents included as an annexes to this document.

You may obtain additional copies of this Proxy Statement, at no cost, and you may ask any questions you may have about the Extension Amendment, the Termination Amendment or the Adjournment by contacting us at the following address or telephone number:

NewHold Investment Corp. II
c/o NewHold Enterprises, LLC
52 Vanderbilt Avenue, Suite 2005
New York, New York 10017
(212) 653-0153

You may also obtain these documents at no cost by requesting them in writing or by telephone from the Company’s proxy solicitation agent at the following address and telephone number:

Morrow Sodali LLC
333 Ludlow Street, 5th Floor, South Tower
Stamford, CT 06902
Tel: (800) 662-5200 (toll-free) or
(203) 658-9400 (banks and brokers can call collect)
Email: NHIC.info@investor.morrowsodali.com

In order to receive timely delivery of the documents in advance of the Special Meeting, you must make your request for information no later than December 13, 2022.

Annex A

Extension Amendment

AMENDMENT TO THE
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION OF
NEWHOLD INVESTMENT CORP. II

[•], 2022

NewHold Investment Corp. II, a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), DOES HEREBY CERTIFY AS FOLLOWS:

1. The name of the Corporation is “NewHold Investment Corp. II”. The original certificate of incorporation was filed with the Secretary of State of the State of Delaware on March 2, 2021. The Amended and Restated Certificate of Incorporation (the “Amended and Restated Certificate”) was filed with the Secretary of State of Delaware on October 20, 2021.

2. This Amendment to the Amended and Restated Certificate amends the Amended and Restated Certificate.

3. This Amendment to the Amended and Restated Certificate was duly adopted by the Board of Directors of the Corporation and the stockholders of the Corporation in accordance with Section 242 of the General Corporation Law of the State of Delaware.

4. The text of Section 9.1(b)(iii) is hereby amended and restated to read in full as follows:

“Immediately after the Offering, a certain amount of the net offering proceeds received by the Corporation in the Offering (including the proceeds of any exercise of the underwriters’ over-allotment option) and certain other amounts specified in the Corporation’s registration statement on Form S-1, as initially filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 24, 2021, as amended (the “Registration Statement”), shall be deposited in a trust account (the “Trust Account”), established for the benefit of the Public Stockholders (as defined below) pursuant to a trust agreement described in the Registration Statement. Except for the withdrawal of interest to pay taxes and up to $250,000 per year for working capital purposes, none of the funds held in the Trust Account (including the interest earned on the funds held in the Trust Account) will be released from the Trust Account until the earliest to occur of (i) the completion of the initial Business Combination, (ii) the redemption of 100% of the Offering Shares (as defined below) if the Corporation is unable to complete its initial Business Combination within 20 months from the closing of the Offering (or 24 months from the closing of the Offering if the Corporation has filed a proxy statement, registration statement or similar filing for an initial Business Combination but has not completed the initial Business Combination within such 20-month period) and (iii) the redemption of shares in connection with a vote seeking to amend any provisions of this Amended and Restated Certificate relating to stockholders’ rights or pre-initial Business Combination activity (as described in Section 9.7). Holders of shares of Common Stock included as part of the units sold in the Offering (the “Offering Shares”) (whether such Offering Shares were purchased in the Offering or in the secondary market following the Offering and whether or not such holders are the Sponsor or officers or directors of the Corporation, or affiliates of any of the foregoing) are referred to herein as “Public Stockholders.””

5. The text of Section 9.2(d) is hereby amended and restated to read in full as follows:

“In the event that the Corporation has not consummated an initial Business Combination within 20 months from the closing of the Offering (or 24 months from the closing of the Offering if the Corporation has filed a proxy statement, registration statement or similar filing for an initial Business Combination but has not completed the initial Business Combination within such 20-month period), the Corporation shall (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten Business Days thereafter subject to lawfully available funds therefor, redeem 100% of the Offering Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Corporation to pay its taxes or to fund its working capital requirements (less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding Offering Shares, which redemption will completely extinguish rights of the Public Stockholders (including the right to

Annex A-1

receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Corporation’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.”

6. The text of Section 9.7 is hereby amended and restated to read in full as follows:

“Additional Redemption Rights. If, in accordance with Section 9.1(a), any amendment is made to Section 9.2(d) to modify the substance or timing of the ability of Public Stockholders to seek redemption in connection with an initial Business Combination or the Corporation’s obligation to redeem (i) 100% of the Offering Shares if the Corporation has not consummated an initial Business Combination within 20 months from the closing of the Offering (or 24 months from the closing of the Offering if we have filed a proxy statement, registration statement or similar filing for an initial business combination but have not completed the initial business combination within such 20-month period) or (ii) with respect to any other provision relating to stockholders’ rights or pre-initial Business Combination activity, the Public Stockholders shall be provided with the opportunity to redeem their Offering Shares upon the approval of any such amendment, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Corporation to pay its taxes, divided by the number of then outstanding Offering Shares; provided, however, that any such amendment will be voided, and this Article IX will remain unchanged, if any stockholders who wish to redeem are unable to redeem due to the Redemption Limitation.”

IN WITNESS WHEREOF, NewHold Investment Corp. II has caused this Amendment to the Amended and Restated Certificate to be duly executed in its name and on its behalf by an authorized officer as of the date first set above.

NewHold Investment Corp. II

By:
Name:	KevinCharlton
Title:	Chief Executive Officer

Annex A-2

Annex B

Termination Amendment

AMENDMENT TO THE
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION OF
NEWHOLD INVESTMENT CORP. II

[•], 2022

NewHold Investment Corp. II, a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), DOES HEREBY CERTIFY AS FOLLOWS:

1. The name of the Corporation is “NewHold Investment Corp. II”. The original certificate of incorporation was filed with the Secretary of State of the State of Delaware on March 2, 2021. The Amended and Restated Certificate of Incorporation (the “Amended and Restated Certificate”) was filed with the Secretary of State of Delaware on October 20, 2021.

2. This Amendment to the Amended and Restated Certificate amends the Amended and Restated Certificate.

3. This Amendment to the Amended and Restated Certificate was duly adopted by the Board of Directors of the Corporation and the stockholders of the Corporation in accordance with Section 242 of the General Corporation Law of the State of Delaware.

4. The text of Section 9.2(d) is hereby amended and restated to read in full as follows:

“In the event that the Corporation has not consummated an initial Business Combination by December 28, 2022, the Corporation shall (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten Business Days thereafter subject to lawfully available funds therefor, redeem 100% of the Offering Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Corporation to pay its taxes or to fund its working capital requirements (less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding Offering Shares, which redemption will completely extinguish rights of the Public Stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Corporation’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.”

IN WITNESS WHEREOF, NewHold Investment Corp. II has caused this Amendment to the Amended and Restated Certificate to be duly executed in its name and on its behalf by an authorized officer as of the date first set above.

NewHold Investment Corp. II

By:
Name:	KevinCharlton
Title:	Chief Executive Officer

Annex B-1

Annex C

Trust Amendment

PROPOSED AMENDMENT TO THE INVESTMENT MANAGEMENT TRUST AGREEMENT

THIS AMENDMENT NO. 1 TO THE INVESTMENT MANAGEMENT TRUST AGREEMENT (this “Amendment”) is made as of [•], 2022, by and between NewHold Investment Corp. II, a Delaware corporation (the “Company”), and Continental Stock Transfer & Trust Company, a New York corporation (the “Trustee”). Capitalized terms contained in this Amendment, but not specifically defined in this Amendment, shall have the meanings ascribed to such terms in that certain Investment Management Trust Agreement, dated October 20, 2021, by and between the parties hereto (the “Trust Agreement”).

WHEREAS, $176,750,000 of the gross proceeds from the Offering and sale of the Private Placement Warrants was deposited into the Trust Account;

WHEREAS, Section 1(i) of the Trust Agreement provides that the Trustee is to liquidate the Trust Account and distribute the Property in the Trust Account only after and promptly after (x) receipt of, and only in accordance with, the terms of a Termination Letter; or (y) the date which is 18 months after the closing of the Offering (or 24 months after the closing of the Offering if the Company has filed a proxy statement, registration statement or similar filing for an initial business combination but has not completed the initial business combination within such 18-month period) if a Termination Letter has not been received by the Trustee prior to such date;

WHEREAS, Section 6(d) of the Trust Agreement provides that Section 1(i) of the Trust Agreement may not be modified, amended or deleted without the affirmative vote of sixty-five percent (65%) of the then outstanding shares of Common Stock and Class B common stock, par value $0.0001 per share, of the Company, voting together as a single class;

WHEREAS, the Company obtained the requisite vote of the stockholders of the Company to approve this Amendment; and

WHEREAS, each of the Company and Trustee desire to amend the Trust Agreement as provided herein.

NOW, THEREFORE, in consideration of the mutual agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

1.      Amendment to Section 1(i). Section 1(i) of the Trust Agreement is hereby amended and restated in its entirety as follows:

“(i)    Commence liquidation of the Trust Account only after and promptly after (x) receipt of, and only in accordance with, the terms of a letter from the Company (“Termination Letter”) in a form substantially similar to that attached hereto as either Exhibit A or Exhibit B, as applicable, signed on behalf of the Company by its Chief Executive Officer, Chief Financial Officer, President, Executive Vice President, Vice President, Secretary or Chairman of the board of directors of the Company (the “Board”) or other authorized officer of the Company, and complete the liquidation of the Trust Account and distribute the Property in the Trust Account, including interest not previously released to the Company to pay its taxes or to fund the Company’s working capital requirements (less up to $100,000 of interest that may be released to the Company to pay dissolution expenses in the case of a Termination Letter in the form of Exhibit B hereto), only as directed in the Termination Letter and the other documents referred to therein, or (y) upon the date which is, the later of (1) 20 months after the closing of the Offering (or 24 months after the closing of the Offering if the Company has filed a proxy statement, registration statement or similar filing for an initial business combination but has not completed the initial business combination within such 20-month period) and (2) such later date as may be approved by the Company’s stockholders in accordance with the Company’s amended and restated certificate of incorporation (the “Amended and Restated Certificate of Incorporation”) if a Termination Letter has not been received by the Trustee prior to such date, in which case the Trust Account shall be liquidated in accordance with the procedures set forth in the form of letter attached hereto as Exhibit B and the Property in the Trust Account, including interest not previously released

Annex C-1

to the Company to pay its taxes or to fund the Company’s working capital requirements (less up to $100,000 of interest that may be released to the Company to pay dissolution expenses) shall be distributed to the Public Stockholders of record as of such date; provided, however, that in the event the Trustee receives a Termination Letter in a form substantially similar to Exhibit B hereto, or if the Trustee begins to liquidate the Property because it has received no such Termination Letter by the date specified in clause (y) of this Section 1(i), the Trustee shall keep the Trust Account open until twelve (12) months following the date the Property has been distributed to the Public Stockholders;”

2.      Amendments to Definitions.

(i)     Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Trust Agreement. The following defined term in the Trust Agreement shall be amended and restated in their entirety:

“Trust Agreement” shall mean that certain Investment Management Trust Agreement, dated October 20, 2021, by and between NewHold Investment Corp. II and Continental Stock Transfer & Trust Company, as amended by the Amendment No. 1 to Investment Management Trust Agreement dated [•], 2022.”

3.1.   Successors. All the covenants and provisions of this Amendment by or for the benefit of the Company or the Trustee shall bind and inure to the benefit of their permitted respective successors and assigns.

3.2.   Severability. This Amendment shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this Amendment or of any other term or provision hereof. Furthermore, in lieu of any such invalid or unenforceable term or provision, the parties hereto intend that there shall be added as a part of this Amendment a provision as similar in terms to such invalid or unenforceable provision as may be possible and be valid and enforceable.

3.3.   Applicable Law. This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of New York.

3.4.   Counterparts. This Amendment may be executed in several original or facsimile counterparts, each of which shall constitute an original, and together shall constitute but one instrument.

3.5.   Effect of Headings. The section headings herein are for convenience only and are not part of this Amendment and shall not affect the interpretation thereof.

3.6.   Entire Agreement. The Trust Agreement, as modified by this Amendment, constitutes the entire understanding of the parties and supersedes all prior agreements, understandings, arrangements, promises and commitments, whether written or oral, express or implied, relating to the subject matter hereof, and all such prior agreements, understandings, arrangements, promises and commitments are hereby canceled and terminated.

[Signature Page to Follow]

Annex C-2

IN WITNESS WHEREOF, the parties have duly executed this Amendment as of the date first written above.

NEWHOLD INVESTMENT CORP. II
By:
Name:
Title:
CONTINENTAL STOCK TRANSFER & TRUST COMPANY, as Trustee
By:
Name:
Title:

Annex C-3

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. Vote by Internet - QUICK EASY IMMEDIATE - 24 Hours a Day, 7 Days a Week or by Mail NEWHOLD INVESTMENT CORP. II Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on December 19, 2022. INTERNET – www.cstproxyvote.com Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares. Vote at the Meeting – If you plan to attend the virtual online special meeting, you will need your 12 digit control number to vote electronically at the special meeting. To attend the special meeting, visit: https://www.cstproxy.com/nhicspacii/2022 MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided. PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY. FOLD HERE DO NOT SEPARATE INSERT IN ENVELOPE PROVIDED PROXY THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL NOS. 1, 2, 3, AND 4. Please mark your votes like this PROPOSAL 1. EXTENSION AMENDMENT — APPROVAL OF AN AMENDMENT TO THE COMPANY’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO EXTEND THE DATE BY WHICH THE COMPANY HAS TO FILE A PROXY STATEMENT, REGISTRATION STATEMENT OR SIMILAR FILING FOR AN INITIAL BUSINESS COMBINATION FROM APRIL 25, 2023 TO JUNE 25, 2023. FOR AGAINST ABSTAI PROPOSAL 2. TERMINATION AMENDMENT — APPROVAL OF AN AMENDMENT TO THE COMPANY’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO CHANGE THE DATE BY WHICH THE COMPANY HAS TO CONSUMMATE A BUSINESS COMBINATION DECEMBER 28, 2022 . FOR AGAINST ABSTAI PROPOSAL 3. TRUST AMENDMENT — APPROVAL OF AN AMENDMENT TO THE COMPANY’S INVESTMENT MANAGEMENT TRUST AGREEMENT, DATED OCTOBER 20, 2021, BY AND BETWEEN THE COMPANY AND CONTINENTAL STOCK TRANSFER & TRUST COMPANY, TO ALLOW THE COMPANY TO EXTEND THE DATE ON WHICH THE TRUSTEE MUST LIQUIDATE THE TRUST ACCOUNT ESTABLISHED BY THE COMPANY IN CONNECTION WITH THE IPO IF THE COMPANY HAS NOT FILED A PROXY STATEMENT, REGISTRATION STATEMENT OR SIMILAR FILING FOR AN INITIAL BUSINESS COMBINATION, FROM APRIL 25, 2023 TO JUNE 25, 2023 FOR AGAINST ABSTAI PROPOSAL 4. ADJOURNMENT — APPROVAL TO DIRECT THE CHAIRMAN OF THE SPECIAL MEETING TO ADJOURN THE SPECIAL MEETING TO A LATER DATE OR DATES, IF NECESSARY, TO PERMIT FURTHER SOLICITATION AND VOTE OF PROXIES IF, BASED UPON THE TABULATED VOTE AT THE TIME OF THE MEETING, THERE ARE NOT SUFFICIENT VOTES TO APPROVE THE PROPOSALS 1, 2 AND 3. FOR AGAINST ABSTAI I plan to attend the Special Meeting (Check box): Yes No Number of attendees: STOCKHOLDER SHOULD SIGN THE PROXY PROMPTLY AND RETURN IT IN THE ENCLOSED ENVELOPE AS SOON AS POSSIBLE TO ENSURE THAT IT IS RECEIVED BEFORE THE SPECIAL MEETING. PLEASE INDICATE ANY ADDRESS OR TELEPHONE NUMBER CHANGES IN THE SPACE BELOW. CONTROL NUMBER Signature Signature, if held jointly Date 2022. Note: Sign exactly as your name(s) appears on your stock certificate(s). A corporation is requested to sign its name by its President or other authorized officer, with the office held designated. Executors, administrators, trustees, etc., are requested to so indicate when signing. If a stock certificate is registered in two names or held as joint tenants or as community property, both interested persons should sign.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting to be held on December 20, 2022: The Proxy Statement is available at: https://www.cstproxy.com/nhicspacii/2022 FOLD HERE DO NOT SEPARATE INSERT IN ENVELOPE PROVIDED PROXY NEWHOLD INVESTMENT CORP. II THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 20, 2022 The undersigned hereby appoints Suying Liu as proxy of the undersigned to attend the Special Meeting of Stockholders (the “Special Meeting”) of NewHold Investment Corp. II(the “Company”), to be held via virtual meeting as described in the Proxy Statement on December 20, 2022 at 10:00 a.m. Eastern time, and any postponement or adjournment thereof, and to vote as if the undersigned were then and there personally present on all matters set forth in the Notice of Special Meeting, dated November 29, 2022 (the “Notice”), a copy of which has been received by the undersigned, as follows: NOTE: IN HIS DISCRETION, THE PROXY HOLDER IS AUTHORIZED TO VOTE UPON SUCH OTHER MATTER OR MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENT(S) THEREOF. THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFIC INDICATION ABOVE. IN THE ABSENCE OF SUCH INDICATION, THIS PROXY WILL BE VOTED “FOR” EACH PROPOSAL AND, AT THE DISCRETION OF THE PROXY HOLDER, ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF. (Continued, and to be marked, dated and signed, on the other side)